EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Eos Energy Enterprises, Inc. (the “Registrant”), for the quarterly period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph Mastrangelo, hereby certify, in the capacity and on the date indicated below, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 5, 2026	By:	/s/ Joseph Mastrangelo
Joseph Mastrangelo
Chief Executive Officer
(Principal Executive Officer)

In connection with the Quarterly Report on Form 10-Q of Eos Energy Enterprises, Inc. (the “Registrant”), for the quarterly period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alessandro Lagi, hereby certify, in the capacity and on the date indicated below, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 5, 2026	By:	/s/ Alessandro Lagi
Alessandro Lagi
Chief Financial Officer
(Principal Financial Officer)